MFA

MORTGAGE INVESTMENTS, INC.

Forward-Looking Statements

When used in this presentation or other written or oral communications, statements which are not historical in nature, including those containing words such as "anticipate," "estimate," "should," "expect," "believe," "intend" and similar expressions, are intended to identify "forward-looking statements" for purposes of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended, and, as such, may involve known and unknown risks, uncertainties and assumptions.

These forward-looking statements are subject to various risks and uncertainties, including, but not limited to, those relating to: changes in interest rates and the market value of MFA's MBS; changes in the prepayment rates on the mortgage loans securing MFA's MBS; MFA's ability to use borrowings to finance its assets; changes in government regulations affecting MFA's business; MFA's ability to maintain its qualification as a REIT for federal income tax purposes; and risks associated with investing in real estate assets, including changes in business conditions and the general economy. These and other risks, uncertainties and factors, including those described in the annual, quarterly and/or current reports that MFA files with the SEC, could cause MFA's actual results to differ materially from those projected in any forward-looking statements it makes.

All forward-looking statements speak only as to the date they are made and MFA does not undertake, and specifically disclaims, any obligation to publicly update or revise any forward-looking statement to reflect events or circumstances occurring after the date of such statement. You are cautioned that MFA's actual results could differ materially from those set forth in such forward-looking statements.

MFA Overview

MFA invests on a leveraged basis in *high-quality* hybrid and adjustable-rate mortgage-backed securities.

Current Interest Rate Environment

On October 25, 2006: FOMC held federal funds rate at 5.25% for its third consecutive meeting

Previously: FOMC had increased federal funds rate by 25 basis points at each of its last 17 meetings

Per FOMC: readings on core inflation have been elevated although inflation pressures seem likely to moderate over time

Inverted Yield Curve

U.S. Treasury Curves



Yield (%)
5.2
5.0
4.8
4.6
4.4
4.2
4.0
3 Month
6 Month
2 Year
3 Year
5 Year
10 Year
Maturity
12/30/2005
11/6/2006

Source: Bloomberg

Current Interest Rate Environment

Due to the impact of…

- *Increases of Fed Funds from 1.00% to 5.25%*
- *The inverted yield curve*
- *An initial fixed rate period for hybrid MBS*

…we currently anticipate that MFA's fourth quarter earnings per share will approximate its third quarter earnings per share.

Investment Strategy

High credit quality

- Approximately 99% of the Company's assets are issued or guaranteed by Fannie Mae, Freddie Mac or Ginnie Mae, rated "AAA", related receivables or cash (1)
- Assets are liquid and easy to finance

Hybrid and one-year ARM MBS

- Coupons reset based on short-term interest rates
- Less price risk due to adjustability of coupon
- Repricing gap between assets and liabilities is approximately 6 months assuming a prepayment rate of 25% CPR (1)

Maintain conservative assets-to-equity ratio

- Leverage limits set by discipline
- Flexibility to opportunistically take advantage of market conditions

(1) As of September 30, 2006

Current MBS Assets

MBS by Time to Reset or Prepayment*
(as of September 30, 2006)


Greater than 60 Months
1%
45% Reset
14% Estimated Prepays
37 to 60 Months
18%
25 to 36 Months
9%
Within 12 Months
59%
13 to 24 Months
13%

* Applying a 25% constant prepayment rate ("CPR")

MFA Interest Spread Over Time


10.00%
9.00%
8.00%
7.00%
6.00%
5.00%
4.00%
3.00%
2.00%
1.00%
0.00%
Mar-00
Jun-00
Sep-00
Dec-00
Mar-01
Jun-01
Sep-01
Dec-01
Mar-02
Jun-02
Sep-02
Dec-02
Mar-03
Jun-03
Sep-03
Dec-03
Mar-04
Jun-04
Sep-04
Dec-04
Mar-05
Jun-05
Sep-05
Dec-05
Mar-06
Jun-06
Sep-06
Net Spreads:
High: 2.15%
Low: -0.03%
Average: 1.13%
Net Yield on Interest Earning Assets
Cost of Funds

Playbook for Current Interest Rate Environment

Invest opportunistically as spreads become attractive



$ Billion
7.0
6.5
6.0
5.5
5.0
4.5
4.0
3.5
3.0
Dec-04
Mar-05
Jun-05
Sep-05
Dec-05
Mar-06
Jun-06
Sep-06

Market Value of MBS Portfolio

MFA

Increasing Portfolio Yield

Positive Impact of New Investments on Portfolio Yield



6.0%
5.5%
5.0%
4.5%
4.0%
3.5%
Jan-06
Feb-06
Mar-06
Apr-06
May-06
Jun-06
Jul-06
Aug-06
Sep-06
Yield on Assets Acquired in 2006
Yield on Assets Acquired Prior to 2006
Total Portfolio

Poised to Benefit From Opportunities in the MBS Marketplace

- We anticipate non-agency MBS will be negatively impacted as housing prices decline.
- As MBS are impacted by increased delinquencies, defaults and credit losses, mortgage investors will demand higher yields, widening available spreads.
- MFA is positioned to take advantage of higher yields as they become available.

MFA

MORTGAGE INVESTMENTS, INC.